UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 26, 2014

WEIGHT WATCHERS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On September 26, 2014, Weight Watchers International, Inc. (the “Company”) and the Required Revolving Lenders entered into an agreement (the “Amendment Agreement”) amending the Credit Agreement, dated as of April 2, 2013, among the Company, certain lenders, JPMorgan Chase Bank, N.A., as the Administrative Agent and an Issuing Bank, and The Bank of Nova Scotia, as the Revolving Agent, a Swingline Lender and an Issuing Bank (as amended, supplemented or otherwise modified, the “Credit Agreement”). The Amendment Agreement, among other things, reduces the Revolving Commitments from $250 million to $50 million, which the Company believes is appropriate given its strong cash position. The Amendment Agreement also, among other things, eliminates the Financial Covenant with respect to the Revolving Commitments and reduces the related annual fees by approximately $1 million.

Other than the Credit Agreement, there is no material relationship between the Company and the other parties to the Amendment Agreement. From time to time, the Company conducts other investment-banking or other business with JPMorgan Chase Bank, N.A., The Bank of Nova Scotia and some of the other lenders.

This summary does not purport to be complete and is qualified by the actual terms of the Amendment Agreement that is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Amendment Agreement or the Credit Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 Amendment Agreement, dated as of September 26, 2014, relating to the Credit Agreement, dated as of April 2, 2013, among Weight Watchers International, Inc., as the Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as the Administrative Agent and an Issuing Bank, and The Bank of Nova Scotia, as the Revolving Agent, a Swingline Lender and an Issuing Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIGHT WATCHERS INTERNATIONAL, INC.

DATED: October 1, 2014	By:	/s/ Nicholas P. Hotchkin
	Name:	Nicholas P. Hotchkin
	Title:	Chief Financial Officer

Exhibit Index

Exhibit	Description

10.1	Amendment Agreement, dated as of September 26, 2014, relating to the Credit Agreement, dated as of April 2, 2013, among Weight Watchers International, Inc., as the Borrower, the Lenders party thereto, JPMorgan Chase Bank, N.A., as the Administrative Agent and an Issuing Bank, and The Bank of Nova Scotia, as the Revolving Agent, a Swingline Lender and an Issuing Bank.

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